UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 28, 2008

NANOSPHERE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33775	36-4339870

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4088 Commercial Avenue
Northbrook, Illinois 60062
(Address of Principal Executive Offices, including Zip Code)
(847) 400-9000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition
On February 28, 2008, the Registrant issued a press release announcing its earnings for its fourth quarter and fiscal year ended December 31, 2007. The press release is furnished herewith as Exhibit 99.1. The information in the press release is not to be considered “filed” for purposes of the Securities Exchange Act of 1934.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(c) The following exhibit is filed with this Current Report:

Exhibit No.	Description

99.1	Press release of Nanosphere, Inc. dated February 28, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2008	Nanosphere, Inc.
/s/ J. Roger Moody, Jr.
J. Roger Moody, Jr.
Chief Financial Officer, Vice President of Finance & Administration, Treasurer, Secretary